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EXHIBIT 99.1

HOUSEHOLD AUTOMOTIVE TRUST 2002-2
SERIES 2002-2 NOTES

TERM SHEET

Dated August 16, 2002

Subject to Revision

Trust

        Household Automotive Trust 2002-2. This trust will be a Delaware business trust formed under the laws of the State of Delaware. The address of the trust is in care of U.S. Bank Trust National Association, 300 East Delaware Avenue, Suite 813, Wilmington, Delaware 19801.

Seller

        Household Auto Receivables Corporation. The seller has purchased the auto loans from Household Automotive Finance Corporation or its affiliates and will sell them to the trust. The seller will also own interests in the trust. The address and telephone number of the seller is 1111 Town Center Drive, Las Vegas, Nevada 89134, (702) 243-1241.

Servicer

        Household Finance Corporation. The servicer is responsible for servicing the auto loans and has subcontracted with the subservicer to perform the servicing responsibilities. The address and telephone number of the servicer are 2700 Sanders Road, Prospect Heights, Illinois 60070, (847) 564-5000.

Subservicer

        Household Automotive Finance Corporation. The auto loans were originated by the subservicer, affiliates of the subservicer or automobile dealers that have no affiliation with the subservicer. The subservicer will service the auto loans in accordance with policies established in consultation with the servicer. The address and telephone number of the subservicer are 5855 Copley Drive, San Diego, California 92111, (800) 794-4103.

Insurer

        Ambac Assurance Corporation. The insurer will issue a note guaranty insurance policy for the benefit of the noteholders. The address and telephone number of the insurer are One State Street Plaza, New York, New York 10004, (212) 668-0340.

Owner Trustee

        U.S. Bank National Association. The address of the owner trustee is 400 North Michigan Avenue, 2nd Floor, Chicago, Illinois 60611.

Indenture Trustee

        JPMorgan Chase Bank. The address of the indenture trustee is 450 West 33rd Street, 14th Floor, New York, New York 10001.

Cut-Off Date

        The close of business on July 31, 2002. The trust will receive amounts paid or payable on the auto loans after this date.

Statistical Cut-Off Date

        The close of business on July 24, 2002. This is the date we used in preparing the statistical information used in this term sheet.

Closing Date

        On or about August 28, 2002.

The Trust Assets

        The trust will pledge property to secure payments on the notes. The pledged assets will include:

  •
  a pool consisting primarily of "non-prime" auto loans for new and used automobiles, light duty trucks and vans;

  •
  monies paid or payable on the auto loans after the cut-off date for the auto loans;

  •
  the security interests in the underlying vehicles;

  •
  the loan files;

  •
  all rights to proceeds from claims on insurance policies covering the vehicles or the obligors;

  •
  all rights to proceeds from liquidating auto loans;

  •
  the seller's right against dealers under agreements between the subservicer and the dealers;

  •
  the bank accounts opened in connection with this offering;

  •
  rights under the transaction documents; and

  •
  all proceeds from the items described above.

Statistical Information

        The statistical information in this term sheet is based on the auto loans eligible for the pool as of July 24, 2002. The statistical distribution of the characteristics of the auto loan pool as of the cut-off date, which is July 31, 2002, will vary somewhat from the statistical distribution of those characteristics as of July 24, 2002, although that variance will not be material.

Auto Loans

•
On the closing date, the seller will assign to the trust a pool of auto loans. On the closing date, the trust will pledge the auto loans to the indenture trustee as collateral for the notes. As of July 31, 2002, the pool of auto loans pledged as collateral is expected to have an aggregate principal balance of approximately $1,276,595,761.46.

•
As of July 24, 2002, the auto loans in the pool had:

•
An aggregate principal balance of $1,276,596,000.14;

•
A weighted average interest rate of approximately 17.683%;

•
A weighted average remaining term, which is the period starting after the auto loan's cut-off date and including the auto loan's scheduled maturity, of approximately 58.84 months; and

•
A weighted average original term of approximately 63.31 months.

•
The auto loans will consist of "non-prime" retail installment sales contracts secured by new and used automobiles, light duty trucks or vans which were either purchased or originated by the subservicer or affiliates of the subservicer. For loans purchased from dealers, the original extension of credit is made by the dealer, and the loan is subsequently assigned to the subservicer. The financing programs target borrowers with limited or no credit history, who have modest income, who have experienced prior credit difficulties or who have any combination of the above.

•
As of the statistical cut-off date, approximately 7.33% of the principal balance of the auto loans were originated directly by an affiliate of the subservicer. The directly originated auto loans are originated pursuant to the same underwriting criteria as the indirectly originated auto loans and are expected to perform in a substantially consistent manner as the indirectly originated auto loans.

•
No auto loan will be more than 30 days delinquent as of July 31, 2002.

•
Each auto loan calls for the borrower to make fixed, level payments that will fully pay the balance of the amount borrowed by its maturity date.

•
The trust will pay the notes primarily from payments on the auto loans and amounts recovered when financed vehicles are repossessed and sold, after deducting expenses.

Description of the Securities

        Four classes of asset backed notes will be issued by the trust. The notes are designated as the "Class A-1 Notes", the "Class A-2 Notes", the "Class A-3 Notes" and the "Class A-4 Notes".

        The notes will have the following original principal amounts and note interest rates:

Class	Original Principal Amount	Interest Rate
Class A-1 Notes	$255,000,000%
Class A-2 Notes	$345,000,000%
Class A-3 Notes	$313,000,000%
Class A-4 Notes	$287,000,000	LIBOR +	%

        LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

        LIBOR will be determined on the following dates:

  •
  August 26, 2002 for the period from the closing date to the first payment date; and

  •
  the second London business day prior to the payment date preceding each other interest accrual period.

Payment Date

        The 17th day of each month if the seventeenth is a business day. If the seventeenth is not a business day, the payment date will be the following day that is a business day. The first payment date will be September 17, 2002.

Record Date

        The last business day preceding a payment date unless the notes are no longer book-entry notes. If the notes are definitive notes, the record date is the last business day of the month preceding a payment date.

Denominations

        The trust will issue the notes in minimum denominations of $100,000 and integral multiples of $1,000. One note of each class may be issued in another denomination.

Priority of Distributions

        Each month, the trust will distribute to holders of the notes on the record date, the amounts received on the auto loans and any other collections available as assets of the trust as follows:

  Interest Distributions

        On each payment date, interest that accrued during the interest accrual period is payable at the applicable note interest rate; the interest accrual period runs from the prior payment date, or, in the case of the first payment date, from the closing date, to the day preceding that payment date. Interest on the Class A-1 and Class A-4 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2 and Class A-3 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        Amounts paid to holders of the notes will be shared by the Class A-1, Class A-2, Class A-3 and Class A-4 noteholders in proportion to the interest due on each class.

  Principal Distributions

        On each payment date, to the extent of funds available, the trust will pay principal on the notes in an amount equal to the lesser of the decrease in the principal balance of the auto loans between the first and last day of a calendar month and the amount required to achieve the required overcollateralization. In addition, any available funds remaining after making the required deposit to the reserve account will be paid as principal on the notes to achieve the required overcollateralization if that amount is greater. These principal payments will be paid to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, sequentially, beginning with the Class A-1 Notes, in each case, until the respective outstanding principal amount of each class is paid in full.

Overcollateralization

        The overcollateralization amount is the amount by which the pool balance of the auto loans exceeds the outstanding principal balance of the notes. The overcollateralization amount will be available to absorb any losses that noteholders would otherwise incur. It is expected that as of the closing date, the overcollateralization will be equal to approximately $76,595,761.46 or approximately 6% of the pool balance as of the cut-off date.

        If the reserve account is at its targeted balance, excess interest and principal collected on the auto loans that is not used to offset losses on the auto loans will be distributed in reduction of the principal amount of the notes until the overcollateralization amount on any payment date equals 9.50% of the pool balance of the auto loans at the end of the last day of the calendar month preceding the payment date.

Reserve Account

        The indenture trustee will hold a reserve account for the benefit of the noteholders and the insurer. An initial deposit of approximately $12,765,957.61, which is expected to be approximately 1% of the pool balance as of the cut-off date, will be placed in the reserve account on the closing date. On each payment date, any collections remaining after paying interest and principal payments on the notes, any amounts due to the provider of any hedging contract entered into by the trust, premium and any other amounts due to the insurer and certain other fees and expenses will be deposited into the reserve account.

        The servicer will continue to make such deposits on each payment date until the balance in the reserve account reaches its targeted balance, which is the lesser of:

  (i)
  the greater of

  (a)
  3% of the principal balance of the auto loans at the end of the last day of the calendar month preceding the current payment date, and

  (b)
  2% of the principal balance of the auto loans on the cut-off date, which is expected to be approximately $25,531,915.23 and

  (ii)
  the outstanding principal amount of the notes.

        If delinquency rates or losses on the auto loans exceed certain levels or if an event of default occurs under the insurance agreement, the amounts required to be deposited into the reserve account will be increased. On each payment date, if amounts received under the auto loans and any other collections available as assets of the trust are not sufficient to pay certain fees and expenses, amounts due to the noteholders, premium and other amounts due to the insurer and, if Household Finance Corporation is no longer the servicer, fees due to the servicer, we will use funds in the reserve account to pay shortfalls.

Insurance Policy

        The insurance policy will unconditionally and irrevocably guarantee payment to the noteholders of:

  •
  interest due on the notes on each payment date;

  •
  principal due on the notes on any payment date to the extent that, after giving effect to the distribution of any principal on such payment date and any distribution from the reserve account on such payment date, the outstanding principal balance of the notes exceeds the pool balance of the auto loans as of the end of the prior month; and

  •
  principal due on any class of the notes on the final scheduled payment date for such class.

Optional Redemption

        On any payment date when the outstanding principal balance of the auto loans is less than or equal to 10% of the original principal balance of the auto loans as of the cut-off date, the servicer may purchase the auto loans from the trust. This will redeem the notes. If redemption occurs, we will pay you a final distribution equaling the entire unpaid principal balance of the notes plus any accrued and unpaid interest.

Final Scheduled Payment Dates

        If the notes have not already been paid in full, we will pay the outstanding principal amount of the notes in full on the following payment dates:

Class A-1 Notes	September 17, 2003
Class A-2 Notes	December 19, 2005
Class A-3 Notes	March 19, 2007
Class A-4 Notes	July 17, 2009

        Final payment on the notes will probably be earlier than the final scheduled payment dates stated above for each class of notes.

No Listing

        The notes will not be listed on any securities exchange.

Federal Income Tax Consequences

        For federal income tax purposes:

  •
  Dewey Ballantine LLP, tax counsel to the trust and counsel to the seller and the underwriters, is of the opinion that (i) the notes will be characterized as indebtedness, and (ii) the trust will not be characterized as an association or publicly traded partnership, taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

  •
  Interest on the notes will be taxable as ordinary income when received by a holder using the cash method of accounting and when accrued by a holder using the accrual method of accounting.

  •
  Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in both the prospectus supplement and the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

        Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may wish to purchase notes. You should consult with your counsel regarding the applicability of the provisions of the Employee Retirement Income Security Act of 1974, as amended, before purchasing a note.

Legal Investment

        The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Ratings

        The trust will not issue the notes unless they have been assigned the ratings stated below.

Rating

Class	Standard & Poor's	Moody's	Fitch
A-1	A-1+	P-1	F1+
A-2	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

        The ratings on the notes will be based primarily on the insurance policy.

        The ratings may be lowered, qualified or withdrawn by the rating agencies at any time.

        We refer you to "Ratings" in the prospectus for more information regarding the ratings assigned to the notes.

Composition of the Auto Loans

        Presented below is a description of the material characteristics of the auto loans as of the statistical cut-off date. In the following tables, due to rounding adjustments, the sum of the percentages listed for the number of auto loans and pool balance may not equal 100%.

	Total Pool of Auto Loans
Statistical pool balance	$1,276,596,000.14
Number of auto loans	85,071
Average principal balance(1)	$15,006.24
Range of principal balances	$3,006.29 to $38,812.94
Average original principal balance(2)	$15,652.13
Range of original principal balances	$3,205.44 to $39,419.79
Weighted average APR(3)	17.683%
Range of APRs	9.50 to 27.00	% %
Weighted average original term(3)	63.31 months
Range of original terms	18 months to 72 months
Weighted average remaining term(3)	58.84 months
Range of remaining terms	5 months to 72 months
Weighted average months of seasoning(3)	4.47 months
Range of months of seasoning	0 months to 56 months
Number of auto loans more than 30 days delinquent	None

(1)
Pool balance as of the statistical cut-off date divided by total number of auto loans.

(2)
Aggregate amount financed divided by total number of auto loans.

(3)
Weighted by principal balance as of the statistical cut-off date.

Composition of the Auto Loans by Principal Balance
(as of the statistical cut-off date)

Principal Balance	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
$3,000.01 to $4,000.00	197	0.23%	$698,885.80	0.05%
$4,000.01 to $5,000.00	465	0.55	2,132,411.10	0.17
$5,000.01 to $6,000.00	778	0.91	4,311,597.55	0.34
$6,000.01 to $7,000.00	1,306	1.54	8,541,811.09	0.67
$7,000.01 to $8,000.00	1,941	2.28	14,627,662.72	1.15
$8,000.01 to $9,000.00	2,977	3.50	25,424,546.17	1.99
$9,000.01 to $10,000.00	4,289	5.04	40,847,456.42	3.20
$10,000.01 to $11,000.00	5,620	6.61	59,114,058.50	4.63
$11,000.01 to $12,000.00	6,724	7.90	77,437,393.50	6.07
$12,000.01 to $13,000.00	7,405	8.70	92,565,634.77	7.25
$13,000.01 to $14,000.00	7,488	8.80	101,082,373.31	7.92
$14,000.01 to $15,000.00	7,017	8.25	101,710,312.67	7.97
$15,000.01 to $16,000.00	6,326	7.44	98,005,914.94	7.68
$16,000.01 to $17,000.00	5,784	6.80	95,434,219.13	7.48
$17,000.01 to $18,000.00	5,192	6.10	90,815,735.79	7.11
$18,000.01 to $19,000.00	4,525	5.32	83,661,770.29	6.55
$19,000.01 to $20,000.00	3,783	4.45	73,698,855.54	5.77
$20,000.01 to $21,000.00	3,149	3.70	64,488,815.73	5.05
$21,000.01 to $22,000.00	2,567	3.02	55,128,335.02	4.32
$22,000.01 to $23,000.00	1,964	2.31	44,143,818.80	3.46
$23,000.01 to $24,000.00	1,561	1.83	36,634,239.83	2.87
$24,000.01 to $25,000.00	1,196	1.41	29,262,666.09	2.29
$25,000.01 to $26,000.00	858	1.01	21,861,813.93	1.71
$26,000.01 to $27,000.00	681	0.80	18,022,439.90	1.41
$27,000.01 to $28,000.00	480	0.56	13,190,016.04	1.03
$28,000.01 to $29,000.00	328	0.39	9,341,359.87	0.73
$29,000.01 to $30,000.00	208	0.24	6,126,448.00	0.48
$30,000.01 to $31,000.00	120	0.14	3,653,931.80	0.29
$31,000.01 to $32,000.00	71	0.08	2,237,933.82	0.18
$32,000.01 to $33,000.00	34	0.04	1,105,187.78	0.09
$33,000.01 to $34,000.00	15	0.02	501,259.91	0.04
$34,000.01 to $35,000.00	11	0.01	379,508.68	0.03
$35,000.01 to $36,000.00	4	0.00	142,413.20	0.01
$36,000.01 to $37,000.00	1	0.00	36,422.20	0.00
$37,000.01 to $38,000.00	3	0.00	112,849.23	0.01
$38,000.01 to $39,000.00	3	0.00	115,901.02	0.01

Total	85,071	100.00%	$1,276,596,000.14	100.00%

Composition of the Auto Loans by APR
(as of the statistical cut-off date)

APR Range	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
9.50% to 9.99%	41	0.05%	$743,582.85	0.06%
10.00% to 10.99%	916	1.08	14,806,207.08	1.16
11.00% to 11.99%	2,075	2.44	35,640,543.49	2.79
12.00% to 12.99%	3,374	3.97	58,238,467.41	4.56
13.00% to 13.99%	3,982	4.68	66,951,462.79	5.24
14.00% to 14.99%	5,842	6.87	97,552,867.92	7.64
15.00% to 15.99%	6,517	7.66	106,584,426.68	8.35
16.00% to 16.99%	9,330	10.97	150,366,875.66	11.78
17.00% to 17.99%	13,856	16.29	213,408,992.03	16.72
18.00% to 18.99%	10,258	12.06	151,253,257.10	11.85
19.00% to 19.99%	8,591	10.10	121,313,736.74	9.50
20.00% to 20.99%	6,524	7.67	87,438,007.96	6.85
21.00% to 21.99%	4,393	5.16	57,113,377.04	4.47
22.00% to 22.99%	2,771	3.26	35,129,340.54	2.75
23.00% to 23.99%	3,951	4.64	48,471,143.89	3.80
24.00% to 24.99%	1,792	2.11	21,435,140.28	1.68
25.00% to 25.99%	440	0.52	5,274,120.52	0.41
26.00% to 27.00%	418	0.49	4,874,450.16	0.38

Total	85,071	100.00%	$1,276,596,000.14	100.00%

Composition of the Auto Loans by Interest Accrual Method
(as of the statistical cut-off date)

Interest Accrual Method	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
Simple Interest	84,382	99.19%	$1,267,369,309.67	99.28%
Actuarial	689	0.81	9,226,690.47	0.72

Total	85,071	100.00%	$1,276,596,000.14	100.00%

Composition of the Auto Loans by State of Residence
(as of the statistical cut-off date)

Location of Mailing Address of Borrower	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
Alabama	183	0.22%	$3,000,191.84	0.24%
Alaska	4	0.00	46,842.59	0.00
Arizona	2,241	2.63	35,449,730.36	2.78
Arkansas	182	0.21	2,881,444.86	0.23
California	8,625	10.14	134,145,771.43	10.51
Colorado	401	0.47	5,698,185.99	0.45
Connecticut	458	0.54	6,544,764.81	0.51
Delaware	405	0.48	5,566,760.41	0.44
District of Columbia	182	0.21	2,781,629.68	0.22
Florida	8,773	10.31	136,260,807.00	10.67
Georgia	3,987	4.69	62,908,589.65	4.93
Hawaii	9	0.01	130,949.95	0.01
Idaho	73	0.09	992,403.75	0.08
Illinois	4,340	5.10	62,680,277.65	4.91
Indiana	1,467	1.72	20,615,276.63	1.61
Iowa	740	0.87	9,956,740.43	0.78
Kansas	371	0.44	5,107,514.93	0.40
Kentucky	1,680	1.97	23,584,222.88	1.85
Louisiana	22	0.03	311,920.14	0.02
Maine	91	0.11	1,145,100.87	0.09
Maryland	2,570	3.02	39,066,142.86	3.06
Massachusetts	645	0.76	9,154,697.88	0.72
Michigan	2,409	2.83	33,784,581.80	2.65
Minnesota	662	0.78	9,361,239.49	0.73
Mississippi	109	0.13	1,848,125.31	0.14
Missouri	1,567	1.84	21,627,307.54	1.69
Montana	202	0.24	2,835,037.45	0.22
Nebraska	330	0.39	4,600,862.48	0.36
Nevada	963	1.13	14,682,651.66	1.15
New Hampshire	103	0.12	1,315,954.88	0.10
New Jersey	3,275	3.85	48,512,641.14	3.80
New Mexico	281	0.33	4,110,596.45	0.32
New York	2,817	3.31	39,476,233.67	3.09
North Carolina	4,708	5.53	73,873,693.47	5.79
North Dakota	68	0.08	938,144.36	0.07
Ohio	2,551	3.00	34,844,376.04	2.73
Oklahoma	2,347	2.76	33,616,597.98	2.63
Oregon	448	0.53	6,353,293.96	0.50
Pennsylvania	3,672	4.32	51,339,155.25	4.02
Rhode Island	99	0.12	1,461,591.06	0.11
South Carolina	1,603	1.88	23,846,577.19	1.87
South Dakota	253	0.30	3,481,793.77	0.27
Tennessee	3,425	4.03	53,447,160.56	4.19
Texas	10,241	12.04	163,210,920.16	12.78
Utah	167	0.20	2,249,746.95	0.18
Vermont	56	0.07	757,797.28	0.06
Virginia	2,567	3.02	37,716,769.42	2.95
Washington	1,557	1.83	23,509,392.36	1.84
West Virginia	437	0.51	6,015,931.17	0.47
Wisconsin	604	0.71	8,252,612.95	0.65
Wyoming	101	0.12	1,495,247.75	0.12

Total	85,071	100.00%	$1,276,596,000.14	100.00%

Composition of the Auto Loans by Remaining Term
(as of the statistical cut-off date)

Remaining Term Range (in months)	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
1 to 5	1	0.00%	$3,617.23	0.00%
6 to 11	38	0.04	157,811.10	0.01
12 to 17	158	0.19	813,466.51	0.06
18 to 23	454	0.53	2,846,788.74	0.22
24 to 29	665	0.78	5,111,227.73	0.40
30 to 35	1,791	2.11	14,856,410.57	1.16
36 to 41	1,312	1.54	13,642,600.76	1.07
42 to 47	5,292	6.22	57,288,965.77	4.49
48 to 53	9,322	10.96	125,702,568.95	9.85
54 to 59	42,860	50.38	600,436,036.08	47.03
60 to 65	4,284	5.04	78,212,373.97	6.13
66 to 72	18,894	22.21	377,524,132.73	29.57

Total	85,071	100.00%	$1,276,596,000.14	100.00%

Composition of the Auto Loans by Type of Financed Vehicle
(as of the statistical cut-off date)

Type of Financing	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
Used	70,053	82.35%	$992,110,011.83	77.72%
New	15,018	17.65	284,485,988.31	22.28

Total	85,071	100.00%	$1,276,596,000.14	100.00%

Yield and Prepayment Considerations

        All the auto loans are prepayable at any time. If prepayments are received on the auto loans, the actual weighted average life of the auto loans may be shorter than the scheduled weighted average life, since the scheduled weighted average life assumes that payments will be made as scheduled, and that no prepayments occur. For this purpose, the term prepayments also includes liquidations due to default, as well as receipt of proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the weighted average amount of time during which each dollar of principal of an auto loan is outstanding.

        The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that a borrower may not sell or transfer a financed vehicle without the consent of the subservicer. The subservicer believes that the actual rate of prepayments will result in a substantially shorter weighted average life than the scheduled weighted average life of the auto loans.

        If a note is purchased at a premium, and the actual rate of prepayments exceeds the rate of prepayments anticipated at the time the note was purchased, the actual yield to maturity of the note will be less than the yield anticipated at the time of purchase. If a note is purchased at a discount, and the actual rate of prepayments is less than the rate of prepayments anticipated at the time the note was purchased, the actual yield to maturity will be less than the yield anticipated at the time of purchase. Any reinvestment risk, which is the risk that a noteholder will not be able to reinvest amounts received in payment on the notes at interest rates that are greater than or equal to the note rate, resulting from a faster or slower incidence of prepayment of auto loans will be borne by the noteholders.

        The rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, of the principal balance of the auto loans. As a result, final payment of each class of notes could occur significantly earlier than the final scheduled payment date for the class.

        Prepayments on auto loans can be measured relative to a prepayment standard or model. The model used in this term sheet, the absolute prepayment model, or ABS, represents an assumed rate of prepayment each month relative to the original number of auto loans in a pool. ABS further assumes that all the auto loans are the same size and amortize at the same rate and that each auto loan in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of auto loans originally containing 10,000 auto loans, a 1% ABS rate means that 100 auto loans prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of auto loans.

        The table captioned "Percent of Initial Note Principal Balance at Various ABS Percentages", also called the ABS Table, has been prepared on the basis of the following assumptions:

  •
  the auto loans prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

  •
  the initial principal amount of each class of notes are as stated on the third page of this term sheet;

  •
  interest accrues during each interest period at the following assumed coupon rates: Class A-1 Notes, 1.743%; Class A-2 Notes, 1.99%; Class A-3 Notes, 2.66%; and Class A-4 Notes, 3.34%;

  •
  payments on the notes are made on the 17th day of each month whether or not such date is a business day;

  •
  the notes are purchased on an assumed closing date of August 28, 2002;

  •
  the scheduled monthly payment for each auto loan has been calculated on the basis of the assumed characteristics presented in the table below, and each auto loan will amortize in amounts sufficient to repay the principal balance of the auto loans by its indicated remaining term to maturity; and

  •
  the servicer exercises the optional redemption.

        The ABS Table also assumes that (1) the auto loans have been aggregated into hypothetical pools with all of the auto loans within each pool having the following characteristics, and (2) that the level of scheduled monthly payment for each of the pools, which is based on its aggregate principal balance, gross APR, original number of scheduled payments and remaining number of scheduled payments as of the cut-off date, will be calculated so that each pool will be fully amortized by the end of its remaining term to maturity.

Pool	Aggregate Principal Balance	APR	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$4,723,411.36	15.758%	19	23
2	$22,516,993.72	16.515%	31	12
3	$79,284,637.81	17.637%	44	7
4	$724,099,459.77	18.361%	56	5
5	$445,971,258.80	16.405%	68	4

        The ABS Table indicates, based on the assumptions described above, the percentages of the initial principal amount of each class of notes that would be outstanding after each of the payment dates shown at various percentages of ABS and the corresponding weighted average lives of the notes. The actual characteristics and performance of the auto loans will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the diverse terms of auto loans could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of notes.

Percent of Initial Note Principal Balance at Various ABS Percentages(1)

	Class A-1 Notes				Class A-2 Notes				Class A-3 Notes				Class A-4 Notes
Payment Date
	0.5%	1.0%	1.7%	2.5%	0.5%	1.0%	1.7%	2.5%	0.5%	1.0%	1.7%	2.5%	0.5%	1.0%	1.7%	2.5%
Closing Date	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
September, 2002	92	89	85	80	100	100	100	100	100	100	100	100	100	100	100	100
October, 2002	80	75	67	57	100	100	100	100	100	100	100	100	100	100	100	100
November, 2002	66	58	46	32	100	100	100	100	100	100	100	100	100	100	100	100
December, 2002	53	43	29	12	100	100	100	100	100	100	100	100	100	100	100	100
January, 2003	45	34	17	0	100	100	100	96	100	100	100	100	100	100	100	100
February, 2003	38	24	4	0	100	100	100	84	100	100	100	100	100	100	100	100
March, 2003	30	15	0	0	100	100	93	72	100	100	100	100	100	100	100	100
April, 2003	23	5	0	0	100	100	84	60	100	100	100	100	100	100	100	100
May, 2003	15	0	0	0	100	97	75	48	100	100	100	100	100	100	100	100
June, 2003	7	0	0	0	100	90	66	37	100	100	100	100	100	100	100	100
July, 2003	0	0	0	0	100	83	57	25	100	100	100	100	100	100	100	100
August, 2003	0	0	0	0	94	76	48	14	100	100	100	100	100	100	100	100
September, 2003	0	0	0	0	89	69	40	3	100	100	100	100	100	100	100	100
October, 2003	0	0	0	0	83	62	31	0	100	100	100	92	100	100	100	100
November, 2003	0	0	0	0	77	55	22	0	100	100	100	80	100	100	100	100
December, 2003	0	0	0	0	72	48	14	0	100	100	100	69	100	100	100	100
January, 2004	0	0	0	0	66	42	6	0	100	100	100	58	100	100	100	100
February, 2004	0	0	0	0	60	35	0	0	100	100	98	47	100	100	100	100
March, 2004	0	0	0	0	54	28	0	0	100	100	89	36	100	100	100	100
April, 2004	0	0	0	0	49	22	0	0	100	100	80	26	100	100	100	100
May, 2004	0	0	0	0	43	15	0	0	100	100	72	16	100	100	100	100
June, 2004	0	0	0	0	37	9	0	0	100	100	64	7	100	100	100	100
July, 2004	0	0	0	0	31	3	0	0	100	100	56	0	100	100	100	97
August, 2004	0	0	0	0	26	0	0	0	100	96	48	0	100	100	100	87
September, 2004	0	0	0	0	20	0	0	0	100	89	40	0	100	100	100	78
October, 2004	0	0	0	0	14	0	0	0	100	82	32	0	100	100	100	68
November, 2004	0	0	0	0	8	0	0	0	100	75	25	0	100	100	100	60
December, 2004	0	0	0	0	3	0	0	0	100	69	18	0	100	100	100	51
January, 2005	0	0	0	0	0	0	0	0	96	62	11	0	100	100	100	43
February, 2005	0	0	0	0	0	0	0	0	90	55	4	0	100	100	100	0
March, 2005	0	0	0	0	0	0	0	0	84	49	0	0	100	100	97	0
April, 2005	0	0	0	0	0	0	0	0	77	43	0	0	100	100	90	0
May, 2005	0	0	0	0	0	0	0	0	71	36	0	0	100	100	83	0
June, 2005	0	0	0	0	0	0	0	0	65	30	0	0	100	100	77	0
July, 2005	0	0	0	0	0	0	0	0	59	24	0	0	100	100	71	0
August, 2005	0	0	0	0	0	0	0	0	52	18	0	0	100	100	65	0
September, 2005	0	0	0	0	0	0	0	0	46	12	0	0	100	100	59	0
October, 2005	0	0	0	0	0	0	0	0	40	6	0	0	100	100	53	0
November, 2005	0	0	0	0	0	0	0	0	33	1	0	0	100	100	48	0
December, 2005	0	0	0	0	0	0	0	0	27	0	0	0	100	95	43	0
January, 2006	0	0	0	0	0	0	0	0	21	0	0	0	100	88	0	0
February, 2006	0	0	0	0	0	0	0	0	14	0	0	0	100	82	0	0
March, 2006	0	0	0	0	0	0	0	0	8	0	0	0	100	77	0	0
April, 2006	0	0	0	0	0	0	0	0	2	0	0	0	100	71	0	0
May, 2006	0	0	0	0	0	0	0	0	0	0	0	0	95	66	0	0
June, 2006	0	0	0	0	0	0	0	0	0	0	0	0	89	60	0	0
July, 2006	0	0	0	0	0	0	0	0	0	0	0	0	83	55	0	0
August, 2006	0	0	0	0	0	0	0	0	0	0	0	0	76	50	0	0
September, 2006	0	0	0	0	0	0	0	0	0	0	0	0	70	45	0	0
October, 2006	0	0	0	0	0	0	0	0	0	0	0	0	63	41	0	0
November, 2006	0	0	0	0	0	0	0	0	0	0	0	0	57	0	0	0
December, 2006	0	0	0	0	0	0	0	0	0	0	0	0	51	0	0	0
January, 2007	0	0	0	0	0	0	0	0	0	0	0	0	44	0	0	0
February, 2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted Average Life in Years (2)	0.43	0.34	0.26	0.20	1.66	1.33	1.00	0.75	3.04	2.59	2.00	1.49	4.24	3.91	3.12	2.29

(1)
The percentages in this table have been rounded to nearest whole number.

(2)
The weighted average life of a note is determined by (1) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date, (2) adding the results and (3) dividing the sum by the initial principal amount of the notes of that class.

Delinquency and Loss Information of the Subservicer

        Presented below is information concerning the subservicer's delinquency and loss experience for its portfolio of auto loans for new and used automobiles, light duty trucks and vans originated or acquired under its finance programs. Delinquency is recognized on a contractual basis only. Installment payments must equal or exceed 90% of the scheduled payment due for a contract to be considered current.

        The information has not been adjusted to eliminate the effect of the significant growth in the size of the subservicer's portfolio or changes to its underwriting or charge-off policies during the periods shown. The subservicer continuously reviews its credit and underwriting standards in light of portfolio performance, competitive conditions and the overall economic environment. As a result, underwriting and credit standards have been adjusted over time to improve portfolio performance. Management believes that these changes in the ordinary course of business have not materially impacted the presentation of historical delinquency and loss experience presented below.

        Currently, the principal balance of an auto loan in excess of the estimated net realizable value (or actual realized value in the case of a sold vehicle) is charged off by the subservicer at the earlier of: (1) the date the auto loan becomes 150 days delinquent (210 days for a bankruptcy), (2) 90 days after the vehicle has been repossessed if it remains unsold or (3) the date the repossessed vehicle is sold. Prior to the fourth quarter of 1997, all auto loans were charged off at the earlier of: (1) the date an auto loan became 120 days delinquent (210 days for a bankruptcy) and (2) 60 days after a vehicle had been repossessed if it remained unsold. The change in charge-off policy did not have a material impact on the delinquency and loss experience as reported for the years ended 1997, 1998, 1999, 2000, 2001 and the six months ended June 30, 2002.

        If adjustments were made for the growth of the portfolio, loss and delinquency as percentages of auto loans serviced for each period would be higher than those shown. The tables below present all auto loan data for contracts purchased or originated by the subservicer or an affiliate. Following the merger in which Household International, Inc. acquired ACC Consumer Finance Corporation, the subservicer assumed management and servicing responsibilities for a portfolio of auto loans purchased or acquired by another Household subsidiary. The auto loans held by this entity are included in the auto loans and the performance results presented in the following tables only for the periods ended December 31, 2001 and June 30, 2002.

Historical Delinquency
(Dollar Amounts in Thousands)

			At December 31,
	At June 30, 2002		2001		2000		1999		1998		1997
	Dollars	Percent	Dollars	Percent	Dollars	Percent	Dollars	Percent	Dollars	Percent	Dollars	Percent
Principal Outstanding	6,879,198	100.00%	6,394,367	100.00%	4,511,967	100.00%	2,949,854	100.00%	1,593,434	100.00%	607,802	100.00%
Delinquencies(1)
1 month	464,940	6.76%	396,626	6.20%	296,082	6.56%	123,116	4.17%	65,220	4.09%	23,784	3.91%
2 months(2)	142,835	2.08%	120,507	1.88%	62,357	1.38%	45,141	1.53%	21,607	1.36%	8,498	1.40%
3 months and over(2)	76,756	1.12%	81,311	1.27%	51,993	1.15%	26,055	0.88%	13,155	0.83%	3,939	0.65%
Subtotal	684,531	9.95%	598,444	9.36%	410,432	9.10%	194,312	6.58%	99,982	6.27%	36,221	5.96%
Repossessions on Hand(3)	74,500	1.08%	92,727	1.45%	60,687	1.35%	33,729	1.14%	17,746	1.11%	6,495	1.07%
Total Delinquencies and Repossessions on Hand	759,031	11.03%	691,171	10.81%	471,119	10.44%	228,041	7.73%	117,728	7.39%	42,716	7.03%

(1)
The period of delinquency is based on the number of days payments are contractually past due.

(2)
Auto loans which are at least 2 months delinquent and the borrower is in bankruptcy represent less than 1% of the outstanding receivables for each period presented.

(3)
Represents the principal balance of auto loans for which the underlying vehicle has been repossessed and is held for less than 90 days and for which the related auto loan is not 150 days contractually delinquent.

Historical Net Charge-off Experience
(Dollar Amounts in Thousands)

			As of or for the Year Ended December 31,
	As of or for the Six Months Ended June 30, 2002
			2001	2000	1999	1998	1997
	Dollars		Dollars	Dollars	Dollars	Dollars	Dollars
Principal outstanding	$6,879,198		$6,394,367	$4,511,967	$2,949,854	$1,593,434	$607,802
Average principal amount outstanding	$6,606,300		$5,322,506	$3,842,534	$2,246,585	$1,051,007	$411,194
Number of contracts outstanding	530,359		483,883	339,025	229,231	130,382	53,856
Average number of contracts outstanding	505,478		404,888	291,510	180,006	88,616	36,964
Number of repossessions	20,987		33,642	24,843	16,325	8,499	3,686
Number of repossessions as a percent of average number of contracts outstanding	8.30%	(2)	8.31%	8.52%	9.07%	9.59%	9.97%
Net charge-offs(1)	$212,609		$282,692	$180,796	$109,160	$53,469	$23,700
Net charge-offs as a percent of average principal amount outstanding(1)	6.44%	(2)	5.31%	4.71%	4.86%	5.09%	5.76%

(1)
Net charge-offs represent the principal balance in excess of the estimated net realizable value (or actual realized value in the case of sold vehicles) and exclude costs of repossession and liquidation.

(2)
Annualized.

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  EXHIBIT 99.1
HOUSEHOLD AUTOMOTIVE TRUST 2002-2 SERIES 2002-2 NOTES TERM SHEET Dated August 16, 2002 Subject to Revision
Composition of the Auto Loans by Principal Balance (as of the statistical cut-off date)
Composition of the Auto Loans by APR (as of the statistical cut-off date)
Composition of the Auto Loans by Interest Accrual Method (as of the statistical cut-off date)
Composition of the Auto Loans by State of Residence (as of the statistical cut-off date)
Composition of the Auto Loans by Remaining Term (as of the statistical cut-off date)
Composition of the Auto Loans by Type of Financed Vehicle (as of the statistical cut-off date)
Percent of Initial Note Principal Balance at Various ABS Percentages(1)
Historical Delinquency (Dollar Amounts in Thousands)
Historical Net Charge-off Experience (Dollar Amounts in Thousands)